                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):        JANUARY 4, 1999
                                                  ------------------------------

                          SANGSTAT MEDICAL CORPORATION
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


      Delaware                         0-22890                  94-3076-069
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission               (IRS Employer
  of incorporation)                  File Number)           (Identification No.)

1505 Adams Drive, Menlo Park, California                                94025
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code         (650) 328-0300
                                                   -----------------------------


--------------------------------------------------------------------------------
         (Former name or Former Address, if Changed Since Last Report.)

ITEM 5.   OTHER EVENTS.

          On January 4, 1999, SangStat Medical Corporation, a Delaware corporation, ("SangStat" or the "Company") announced that President and Chief Operating Officer, Jean-Jacques Bienaime, will take over as Chief Executive Officer on February 1, 1999. Dr. Philippe Pouletty will remain actively involved as Chairman of the Board of Directors of the Company.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Financial Statements of Business Acquired. - Not applicable

          (b)  Pro Forma Financial Information.  -  Not applicable

          (c)  Exhibits.

               Exhibit        Description
               -------        -----------
               99.1           Text of Press Release dated January 4, 1999.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SANGSTAT MEDICAL CORPORATION



Date:  January 11, 1999                By: /s/ James F. Hinrichs
                                           ---------------------------------
                                           James F. Hinrichs, CFA
                                           Chief Financial Officer
                                           (Duly Authorized Officer and
                                           Principal Financial Officer)

                                  EXHIBIT INDEX

Exhibit
Number         Description
-------        -----------
99.1           Text of Press Release dated January 4, 1999.